UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 28, 2025

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a meeting held on July 28, 2025, the Board of Directors of Park National Corporation (“Park”) unanimously elected Matthew R. Miller to succeed David L. Trautman as the Chief Executive Officer of each of Park and its wholly-owned subsidiary, The Park National Bank (“PNB”), effective January 1, 2026. At such time, Mr. Trautman, who is currently serving as Chairman of the Board of Directors and Chief Executive Officer of each of Park and PNB, will continue his service as Chair of both Boards of Directors. Mr. Miller, 47, has served as President and a director of each of Park and PNB since May 2019.

Mr. Miller was not elected pursuant to any arrangement or understanding between him and any other person. Park has not entered into, amended, or modified any plan, contract, arrangement, grant, or award in connection with Mr. Miller’s election as Chief Executive Officer. Mr. Miller’s brother is a salaried employee of PNB serving in a non-executive officer position. Mr. Miller’s brother received total direct compensation (base salary, annual incentive compensation and long-term equity-based awards at target fair value) of less than $540,000 during the 2024 fiscal year. Mr. Miller’s brother also participates in the programs providing medical, dental, long-term disability and life insurance benefits to all other employees of Park’s subsidiaries. The compensation of Mr. Miller’s brother is established by PNB in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Mr. Miller.

A copy of the news release issued by Park to announce the Chief Executive Officer succession is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1            New Release issued by Park National Corporation on July 29, 2025

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: July 29, 2025	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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